Filed pursuant to Rule 497(a)(1)
File No. 333-167803
Rule 482 AD

Oxford Lane Capital Corp. Prices Initial Public Offering

Greenwich, CT -- 01/20/2011 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC) announced that it has priced its initial public offering of 1,825,000 shares of its common stock at a public offering price of $20.00 per share for total gross proceeds of $36.5 million.  The closing of the offering is subject to customary closing conditions and is expected to take place on January 25, 2011. The Company has granted the underwriters an option to purchase up to an additional 273,750 shares of its common stock to cover over-allotments, if any.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE Amex: LTS), is acting as the sole bookrunning manager and representative of the several underwriters for the offering. National Securities Corporation is acting as lead manager for the offering, and Maxim Group LLC, Boenning and Scattergood Inc., and Newbridge Securities Corp. are acting as co-managers for the offering.

The Company plans to use the net proceeds of this offering for acquiring investments and for general working capital purposes, which may include the payment of operating expenses, including advisory and administrative fees and expenses, and other expenses such as due diligence expenses of potential new investments.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

The offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600).  Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing.  The prospectus, dated January 19, 2011, which will be filed with the Securities and Exchange Commission, contains this and other information about the Company.  Investors should read the prospectus carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. We seek to achieve our investment objective by investing primarily in senior secured loans made to companies whose debt is unrated or is rated below investment grade, with an emphasis on current income.  Those investments may take a variety of forms, including the direct purchases of senior loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of senior loans.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated January 19, 2011.  We undertake no obligation to update such statements to reflect subsequent events.

Contact:

Bruce Rubin
203-983-5280